UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2005
SONOCO PRODUCTS COMPANY
Commission File No. 0-516

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
     Item 7.01 Regulation FD Disclosure.
On December 2, 2005, Sonoco Products Company issued a news release providing an overview of growth strategy and announcing 2006 earnings guidance. A copy of that release is attached as an exhibit hereto.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
(d)	Exhibit 99 — Registrant’s press release providing an overview of growth strategy and announcing 2006 earnings guidance

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: December 2, 2005	By: /s/ C.J. Hupfer
C.J. Hupfer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
99	Registrant’s press release providing an overview of growth strategy and announcing 2006 earnings guidance